UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 14, 2025

Date of Report (Date of Earliest event reported)

DLT Resolution Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-148546	20-8248213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd, Ste 400-32132 Las Vegas NV 89118

(Address of principal executive offices) (Zip Code)

(800) 463-5465

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.02 – Termination of a Material Definitive Agreement

On April 14, 2025, DLT Resolution Inc. (“DLT” or the “Company”) entered into a Termination and Rescission Agreement (the “Termination Agreement”) with Global Motor Trade International LLC, WEC International LLC, SJ Auto Trade LLC, Global Motor Trade LLC (collectively, the “LLCs”), and Charles Bronfman and Abdul Matin Moosa (collectively, the “Sellers”), to terminate and rescind the Share Purchase Agreement by and between DLT and the Sellers dated March 11, 2024 (“SPA”).

Pursuant to the Termination Agreement, the LLCs remain under the Sellers’ ownership, and no interest is deemed to have transferred to DLT. The Sellers agreed to return all 6,013,000 shares of DLT Common Stock issued under the SPA. DLT and the Seller have mutually released each other from all claims, liabilities, or obligations related to the SPA, (Share Purchase Agreement).

The foregoing description of the Termination Agreement is a summary and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description

10.1

Termination and Rescission Agreement, dated April 14, 2025, by and among DLT Resolution Inc., Global Motor Trade International LLC, WEC International LLC, SJ Auto Trade LLC, Global Motor Trade LLC, Charles Bronfman, and Abdul Matin Moosa.

10.2	Share Purchase Agreement - Share for Share Exchange (Incorporated by reference to the Form 8-K, previously filed with the SEC on March 19, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements and are indicated by words such as "shall", "will" and other similar words or phrases. Actual events or results may differ materially from those described herein. Such forward-looking statements are subject to a number of risks and uncertainties that could cause the actual results or performance of the Company to differ materially from those described herein, including, but not limited to, the impact of the economic environment on the Company's customer base and the resulting uncertainties; changes in technology and market requirements; decline in demand for the Company's products; inability to timely develop and introduce new software, services and applications; difficulties or delays in absorbing and integrating acquired operations, technologies and personnel; loss of market share; pressure on resulting from competition; and inability to maintain certain marketing and distribution arrangements.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DLT Resolution Inc.

Date: September 2, 2025	By:	/s/ Drew Reid
	Name:	Drew Reid
	Title:	President and Chief Executive Officer

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